Trade and other receivables	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Trade and other receivables
Trade and other receivables:

As at	Dec 31 2019	Dec 31 2018
Trade	$343,959	$412,662
Egypt insurance recovery(a)	50,000	—
Value-added and other tax receivables	44,408	37,823
Egypt gas contract recoveries	—	6,227
Other	50,354	57,856
	$488,721	$514,568

a) Egypt insurance recovery:
We experienced an outage at the Egypt plant from April to August 2019. We have recorded a $50 million ($25 million our share) insurance recovery which partially offsets repair costs charged to earnings and lost margins incurred in the second and third quarters of 2019. At December 31, 2019, the insurance recovery is included in Trade and other receivables as final settlement has not been received.